UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2009
Date of Report (Date of earliest event reported):

PANSOFT COMPANY LIMITED

(Exact name of registrant as specified in charter)

British Virgin Islands	001-34168	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3/F Qilu Software Park Building Jinan Hi-Tech Zone Jinan, Shandong, People’s Republic of China 250101
(Address of principal executive offices)

+86-531-88871166
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws or Change in Fiscal Years

On December 11, 2009, the Board of Directors of Pansoft Company Limited (the “Company”) authorized a change in the Company’s fiscal year end to June 30 from December 31. The Company plans to report its financial results for the six-month transition period of January 1, 2009 through June 30, 2009 on a transition report on Form 20-F.  After filing the transition report, the Company’s next fiscal year end will be June 30, 2010.  The Company determined to change its fiscal year end to June 30 primarily because it is more consistent with the purchasing cycle of its major customers.

Item 8.01	Other Events

On December 11, 2009, the Company determined that it qualifies as a “foreign private issuer” as defined under Rule 3b-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Accordingly, effective immediately after the filing of this Form 8-K, the Company will begin reporting under the Exchange Act as a foreign private issuer, including the filing of annual reports on Form 20-F and current reports on Form 6-K.

_________________________________________________________________________
Exhibit

Number                  Description
99.1                         Press Release dated December 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	PANSOFT COMPANY LIMITED

	By:	/s/ Allen Zhang
Allen Zhang, Interim Chief Financial Officer